                                                                  Exhibit (c)(3)




                           CHANGE IN CONTROL AGREEMENT




This agreement made this 9th day of June, 1997, by and between THE NEW YORK, SUSQUEHANNA AND WESTERN RAILWAY CORPORATION, a New Jersey corporation, with its principal office and place of business at 1 Railroad Avenue, Cooperstown, New York 13326 (hereinafter called "Employer") and WILLIAM MATTESON, an individual, residing at R.D.#2, Box 427A, Ilion, New York 13357 (hereinafter called "Employee").



                              W I T N E S S E T H :



         WHEREAS, Employee has been employed by Employer as an at-will employee for several years, with Employee currently serving as Vice
President-Administration; and

         WHEREAS, if Employer (or its parent, affiliate or subsidiary corporations, which together with Employer are hereafter jointly and severally referred to as "Employer" for purposes of this Agreement) receives any proposal from a third party concerning a possible business combination with, or acquisition of the equity securities of a substantial portion of the assets of Employer, the Board of Directors of Employer believes it is imperative that Employer and its Board of Directors be able to rely upon the Employee to continue in his position, and that they be able to receive and rely upon his advice, if they request it, as to the best interests of Employer and its shareholders, without concern that Employee might be distracted by the personal risks and uncertainties created by such a proposal; and

         WHEREAS, the terms and provisions of this Agreement were duly approved by action of Employer's Board of Directors' Executive Committee at a meeting held on the 7th day of June, 1997.

         NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth hereafter, and other good and valuable consideration, the parties hereto, intending to be legally bound, agree as follows:

         FIRST:   CHANGE IN CONTROL PROTECTION:

                  A) In the event that Employee's position with Employer, its successors or assigns is terminated as a result of a Change In Control of Employer (a "Termination"), then the following shall apply:

                           1. Employer shall, notwithstanding such Termination, continue to compensate Employee on a monthly basis at the rate in effect at the date of such Change In Control, and continue such other benefits as Employee may be entitled to at the date of such Change In Control, until the earlier of (i) Employee obtaining employment, and (ii) a date one year after the date of such Change In Control.

                           2. In the event, after such Termination, that Employee obtains employment within one year after the date of such Change In Control at a rate lower than, or providing fewer benefits than Employee is entitled to under subparagraph 1 above, then Employer shall pay to Employee on a monthly basis the shortfall of such compensation, and provide such additional benefits, until the earlier of (i) such shortfall in compensation and/or benefits being eliminated, and (ii) one year after the date of such Change In Control.

                  For the purpose of this subparagraph A), a material change in the nature of Employee's duties or a reduction in salary or benefits shall constitute a Termination of his position.

                  B)       As used herein, "Change In Control" means

                           (i) any such change required to be reported to the Securities and Exchange Commission under
                                    Item 1 in a Current Report on Form 8-K (or a successor provision thereof); provided, however, that no Change In Control shall be deemed to have occurred which involves the acquisition, holding, voting or disposing of less than 40% of Employer's outstanding voting securities,

                           (ii) the sale of all or a substantial portion of the productive assets of Employer, or

                           (iii) a merger, inclusion, business combination or other transaction of like nature.

                  For purposes of this Paragraph, "Employer" shall include both jointly and severally, Delaware Otsego Corporation and The New York, Susquehanna and Western Railway Corporation.

                  C) Nothing contained in this Agreement shall preclude Employer from granting or Employee from receiving benefits under or participating in any bonus, incentive, profit sharing, stock option, stock purchase, retirement, pension, insurance or similar benefit plan of Employer now or hereinafter in effect for its management personnel.

                  D) This Agreement shall not affect any rights of Employee or Employer or constitute or imply a contract of employment except to the extent specifically set forth herein.

                  E) Notwithstanding any other provisions of this Agreement, Employer may terminate this Agreement at any time for Cause by written notice. For purposes of this Agreement, "Cause" shall include any one or more of the following:

                           1. Willful and continued failure by Employee to perform his duties for Employer after at least one warning in writing from Employer's Board of Directors identifying specifically any such failure.

                           2. Commission by Employee of a felony or a crime involving moral turpitude.

                           3. Any gross negligence or willful misconduct in the performance of Employee's duties that results in detriment to Employer.

                  Upon any such termination, Employee shall not be entitled to any further compensation hereunder.

         SECOND: NOTICE: Any notice required or given under this Agreement shall be sufficient if in writing and sent by registered or certified mail to his residence in the case of Employee or to Attention: Secretary, Delaware Otsego Corporation in the case of Employer, at the addresses hereinabove set forth, or to such other addresses as may be designated subsequently by the parties hereto. Any such notice shall be deemed given when so addressed and mailed.

         THIRD: WAIVER OF BREACH: A waiver by Employer or Employee of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by the other party.

         FOURTH: ENTIRE AGREEMENT: This Agreement contains the entire understanding and agreement between the parties regarding its subject matter and cannot be amended, modified or supplemented in any respect, except by an agreement in writing signed by the party against whom enforcement of any amendment, modification or supplement is sought. No oral or unsigned written statement or any past or future practice or course of dealing shall have any binding legal effect between Employer and Employee.

         FIFTH: SUCCESSORS AND ASSIGNS: This Agreement shall inure to the benefit of and be binding upon Employer and its successors and assigns including, without limitation, any corporation or other entity which may acquire all or substantially all of the capital stock, assets and/or business of Employer or with or into which Employer may be consolidated or merged, and Employee, his heirs, executors, administrators and legal representatives.

         SIXTH: GOVERNING LAW: This Agreement shall be governed by the laws of the State of New York.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day first hereinabove written.



                                            THE NEW YORK, SUSQUEHANNA AND
                                            WESTERN RAILWAY CORPORATION




                                            By:   s/   Walter G. Rich
                                               --------------------------------

                                            Title:      President
                                                   ----------------------------



                                            WILLIAM MATTESON


                                            s/  William Matteson
                                            -----------------------------------

                           CHANGE IN CONTROL AGREEMENT




This agreement made this 9th day of June, 1997, by and between THE NEW YORK, SUSQUEHANNA AND WESTERN RAILWAY CORPORATION, a New Jersey corporation, with its principal office and place of business at 1 Railroad Avenue, Cooperstown, New York 13326 (hereinafter called "Employer") and WILLIAM BLOOMFIELD, an individual, residing at ___________________________________________ (hereinafter called "Employee").



                              W I T N E S S E T H :



         WHEREAS, Employee has been employed by Employer as an at-will employee for several years, with Employee currently serving as _____________________________; and

         WHEREAS, if Employer (or its parent, affiliate or subsidiary corporations, which together with Employer are hereafter jointly and severally referred to as "Employer" for purposes of this Agreement) receives any proposal from a third party concerning a possible business combination with, or acquisition of the equity securities of a substantial portion of the assets of Employer, the Board of Directors of Employer believes it is imperative that Employer and its Board of Directors be able to rely upon the Employee to continue in his position, and that they be able to receive and rely upon his advice, if they request it, as to the best interests of Employer and its shareholders, without concern that Employee might be distracted by the personal risks and uncertainties created by such a proposal; and

         WHEREAS, the terms and provisions of this Agreement were duly approved by action of Employer's Board of Directors' Executive Committee at a meeting held on the 7th day of June, 1997.

         NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth hereafter, and other good and valuable consideration, the parties hereto, intending to be legally bound, agree as follows:

         FIRST:   CHANGE IN CONTROL PROTECTION:

                  A) In the event that Employee's position with Employer, its successors or assigns is terminated as a result of a Change In Control of Employer (a "Termination"), then the following shall apply:

                           1. Employer shall, notwithstanding such Termination, continue to compensate Employee on a monthly basis at the rate in effect at the date of such Change In Control, and continue such other benefits as Employee may be entitled to at the date of such Change In Control, until the earlier of (i) Employee obtaining employment, and (ii) a date two years after the date of such Change In Control.

                           2. In the event, after such Termination, that Employee obtains employment within two years after the date of such Change In Control at a rate lower than, or providing fewer benefits than Employee is entitled to under subparagraph 1 above, then Employer shall pay to Employee on a monthly basis the shortfall of such compensation, and provide such additional benefits, until the earlier of (i) such shortfall in compensation and/or benefits being eliminated, and (ii) two years after the date of such Change In Control.

                  For the purpose of this subparagraph A), a material change in the nature of Employee's duties or a reduction in salary or benefits shall constitute a Termination of his position.

                  B)       As used herein, "Change In Control" means

                           (i) any such change required to be reported to the Securities and Exchange Commission under
                                    Item 1 in a Current Report on Form 8-K (or a successor provision thereof); provided, however, that no Change In Control shall be deemed to have occurred which involves the acquisition, holding, voting or disposing of less than 40% of Employer's outstanding voting securities,

                           (ii) the sale of all or a substantial portion of the productive assets of Employer, or

                           (iii) a merger, inclusion, business combination or other transaction of like nature.

                  For purposes of this Paragraph, "Employer" shall include both jointly and severally, Delaware Otsego Corporation and The New York, Susquehanna and Western Railway Corporation.

                  C) Nothing contained in this Agreement shall preclude Employer from granting or Employee from receiving benefits under or participating in any bonus, incentive, profit sharing, stock option, stock purchase, retirement, pension, insurance or similar benefit plan of Employer now or hereinafter in effect for its management personnel.

                  D) This Agreement shall not affect any rights of Employee or Employer or constitute or imply a contract of employment except to the extent specifically set forth herein.

                  E) Notwithstanding any other provisions of this Agreement, Employer may terminate this Agreement at any time for Cause by written notice. For purposes of this Agreement, "Cause" shall include any one or more of the following:

                           1. Willful and continued failure by Employee to perform his duties for Employer after at least one warning in writing from Employer's Board of Directors identifying specifically any such failure.

                           2. Commission by Employee of a felony or a crime involving moral turpitude.

                           3. Any gross negligence or willful misconduct in the performance of Employee's duties that results in detriment to Employer.

                  Upon any such termination, Employee shall not be entitled to any further compensation hereunder.

         SECOND: NOTICE: Any notice required or given under this Agreement shall be sufficient if in writing and sent by registered or certified mail to his residence in the case of Employee or to Attention: Secretary, Delaware Otsego Corporation in the case of Employer, at the addresses hereinabove set forth, or to such other addresses as may be designated subsequently by the parties hereto. Any such notice shall be deemed given when so addressed and mailed.

         THIRD: WAIVER OF BREACH: A waiver by Employer or Employee of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by the other party.

         FOURTH: ENTIRE AGREEMENT: This Agreement contains the entire understanding and agreement between the parties regarding its subject matter and cannot be amended, modified or supplemented in any respect, except by an agreement in writing signed by the party against whom enforcement of any amendment, modification or supplement is sought. No oral or unsigned written statement or any past or future practice or course of dealing shall have any binding legal effect between Employer and Employee.

         FIFTH: SUCCESSORS AND ASSIGNS: This Agreement shall inure to the benefit of and be binding upon Employer and its successors and assigns including, without limitation, any corporation or other entity which may acquire all or substantially all of the capital stock, assets and/or business of Employer or with or into which Employer may be consolidated or merged, and Employee, his heirs, executors, administrators and legal representatives.

         SIXTH: GOVERNING LAW: This Agreement shall be governed by the laws of the State of New York.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day first hereinabove written.



                                            THE NEW YORK, SUSQUEHANNA AND
                                            WESTERN RAILWAY CORPORATION



                                            By:   s/   Walter G. Rich
                                               --------------------------------

                                            Title:      President
                                                   ----------------------------


                                            WILLIAM BLOOMFIELD


                                            s/  William Bloomfield
                                            -----------------------------------

                           CHANGE IN CONTROL AGREEMENT



This agreement made this 9th day of June, 1997, by and between THE NEW YORK, SUSQUEHANNA AND WESTERN RAILWAY CORPORATION, a New Jersey corporation, with its principal office and place of business at 1 Railroad Avenue, Cooperstown, New York 13326 (hereinafter called "Employer") and ROBERT A. KURDOCK, an individual, residing at 202 May Street, Hawthorne, New Jersey 07506 (hereinafter called "Employee").



                              W I T N E S S E T H :



         WHEREAS, Employee has been employed by Employer as an at-will employee for several years, with Employee currently serving as Vice President; and

         WHEREAS, if Employer (or its parent, affiliate or subsidiary corporations, which together with Employer are hereafter jointly and severally referred to as "Employer" for purposes of this Agreement) receives any proposal from a third party concerning a possible business combination with, or acquisition of the equity securities of a substantial portion of the assets of Employer, the Board of Directors of Employer believes it is imperative that Employer and its Board of Directors be able to rely upon the Employee to continue in his position, and that they be able to receive and rely upon his advice, if they request it, as to the best interests of Employer and its shareholders, without concern that Employee might be distracted by the personal risks and uncertainties created by such a proposal; and

         WHEREAS, the terms and provisions of this Agreement were duly approved by action of Employer's Board of Directors' Executive Committee at a meeting held on the 7th day of June, 1997.

         NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth hereafter, and other good and valuable consideration, the parties hereto, intending to be legally bound, agree as follows:

         FIRST:   CHANGE IN CONTROL PROTECTION:

                  A) In the event that Employee's position with Employer, its successors or assigns is terminated as a result of a Change In Control of Employer (a "Termination"), then the following shall apply:

                           1. Employer shall, notwithstanding such Termination, continue to compensate Employee on a monthly basis at the rate in effect at the date of such Change In Control, and continue such other benefits as Employee may be entitled to at the date of such Change In Control, until the earlier of (i) Employee obtaining employment, and (ii) a date two years after the date of such Change In Control.

                           2. In the event, after such Termination, that Employee obtains employment within two years after the date of such Change In Control at a rate lower than, or providing fewer benefits than Employee is entitled to under subparagraph 1 above, then Employer shall pay to Employee on a monthly basis the shortfall of such compensation, and provide such additional benefits, until the earlier of (i) such shortfall in compensation and/or benefits being eliminated, and (ii) two years after the date of such Change In Control.

                  For the purpose of this subparagraph A), a material change in the nature of Employee's duties or a reduction in salary or benefits shall constitute a Termination of his position.

                  B)       As used herein, "Change In Control" means

         (i) any such change required to be reported to the Securities and Exchange Commission under Item 1 in a Current Report on Form 8-K (or a successor provision thereof); provided, however, that no Change In Control shall be deemed to have occurred which involves the acquisition, holding, voting or disposing of less than 40% of Employer's outstanding voting securities,
         (ii) the sale of all or a substantial portion of the productive assets of Employer, or
         (iii) a merger, inclusion, business combination or other transaction of like nature.

                  For purposes of this Paragraph, "Employer" shall include both jointly and severally, Delaware Otsego Corporation and The New York, Susquehanna and Western Railway Corporation.

                  C) Nothing contained in this Agreement shall preclude Employer from granting or Employee from receiving benefits under or participating in any bonus, incentive, profit sharing, stock option, stock purchase, retirement, pension, insurance or similar benefit plan of Employer now or hereinafter in effect for its management personnel.

                  D) This Agreement shall not affect any rights of Employee or Employer or constitute or imply a contract of employment except to the extent specifically set forth herein.

                  E) Notwithstanding any other provisions of this Agreement, Employer may terminate this Agreement at any time for Cause by written notice. For purposes of this Agreement, "Cause" shall include any one or more of the following:

                           1. Willful and continued failure by Employee to perform his duties for Employer after at least one warning in writing from Employer's Board of Directors identifying specifically any such failure.

                           2. Commission by Employee of a felony or a crime involving moral turpitude.

                           3. Any gross negligence or willful misconduct in the performance of Employee's duties that results in detriment to Employer.

                  Upon any such termination, Employee shall not be entitled to any further compensation hereunder.

         SECOND: NOTICE: Any notice required or given under this Agreement shall be sufficient if in writing and sent by registered or certified mail to his residence in the case of Employee or to Attention: Secretary, Delaware Otsego Corporation in the case of Employer, at the addresses hereinabove set forth, or to such other addresses as may be designated subsequently by the parties hereto. Any such notice shall be deemed given when so addressed and mailed.

         THIRD: WAIVER OF BREACH: A waiver by Employer or Employee of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by the other party.

         FOURTH: ENTIRE AGREEMENT: This Agreement contains the entire understanding and agreement between the parties regarding its subject matter and cannot be amended, modified or supplemented in any respect, except by an agreement in writing signed by the party against whom enforcement of any amendment, modification or supplement is sought. No oral or unsigned written statement or any past or future practice or course of dealing shall have any binding legal effect between Employer and Employee.

         FIFTH: SUCCESSORS AND ASSIGNS: This Agreement shall inure to the benefit of and be binding upon Employer and its successors and assigns including, without limitation, any corporation or other entity which may acquire all or substantially all of the capital stock, assets and/or business of Employer or with or into which Employer may be consolidated or merged, and Employee, his heirs, executors, administrators and legal representatives.

         SIXTH: GOVERNING LAW: This Agreement shall be governed by the laws of the State of New York.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day first hereinabove written.



                                                  THE NEW YORK, SUSQUEHANNA AND
                                                  WESTERN RAILWAY CORPORATION



                                                  By:   s/   Walter G. Rich
                                                  ------------------------------

                                                  Title:      President
                                                  ------------------------------


                                                  ROBERT A. KURDOCK


                                                  s/  Robert A. Kurdock
                                                  ------------------------------

                           CHANGE IN CONTROL AGREEMENT



This agreement made this 9th day of June, 1997, by and between THE NEW YORK, SUSQUEHANNA AND WESTERN RAILWAY CORPORATION, a New Jersey corporation, with its principal office and place of business at 1 Railroad Avenue, Cooperstown, New York 13326 (hereinafter called "Employer") and RICHARD J. HENSEL, an individual, residing at 15 Harrogate Road, New Hartford, New York 13413 (hereinafter called "Employee").



                              W I T N E S S E T H :



         WHEREAS, Employee has been employed by Employer as an at-will employee for several years, with Employee currently serving as Vice
President-Engineering; and

         WHEREAS, if Employer (or its parent, affiliate or subsidiary corporations, which together with Employer are hereafter jointly and severally referred to as "Employer" for purposes of this Agreement) receives any proposal from a third party concerning a possible business combination with, or acquisition of the equity securities of a substantial portion of the assets of Employer, the Board of Directors of Employer believes it is imperative that Employer and its Board of Directors be able to rely upon the Employee to continue in his position, and that they be able to receive and rely upon his advice, if they request it, as to the best interests of Employer and its shareholders, without concern that Employee might be distracted by the personal risks and uncertainties created by such a proposal; and

         WHEREAS, the terms and provisions of this Agreement were duly approved by action of Employer's Board of Directors' Executive Committee at a meeting held on the 7th day of June, 1997.

         NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth hereafter, and other good and valuable consideration, the parties hereto, intending to be legally bound, agree as follows:

         FIRST:   CHANGE IN CONTROL PROTECTION:

                  A) In the event that Employee's position with Employer, its successors or assigns is terminated as a result of a Change In Control of Employer (a "Termination"), then the following shall apply:

                           1. Employer shall, notwithstanding such Termination, continue to compensate Employee on a monthly basis at the rate in effect at the date of such Change In Control, and continue such other benefits as Employee may be entitled to at the date of such Change In Control, until the earlier of (i) Employee obtaining employment, and (ii) a date two years after the date of such Change In Control.

                           2. In the event, after such Termination, that Employee obtains employment within two years after the date of such Change In Control at a rate lower than, or providing fewer benefits than Employee is entitled to under subparagraph 1 above, then Employer shall pay to Employee on a monthly basis the shortfall of such compensation, and provide such additional benefits, until the earlier of (i) such shortfall in compensation and/or benefits being eliminated, and (ii) two years after the date of such Change In Control.

                  For the purpose of this subparagraph A), a material change in the nature of Employee's duties or a reduction in salary or benefits shall constitute a Termination of his position.

                  B)       As used herein, "Change In Control" means

         (i) any such change required to be reported to the Securities and Exchange Commission under Item 1 in a Current Report on Form 8-K (or a successor provision thereof); provided, however, that no Change In Control shall be deemed to have occurred which involves the acquisition, holding, voting or disposing of less than 40% of Employer's outstanding voting securities,
         (ii) the sale of all or a substantial portion of the productive assets of Employer, or
         (iii) a merger, inclusion, business combination or other transaction of like nature.

                  For purposes of this Paragraph, "Employer" shall include both jointly and severally, Delaware Otsego Corporation and The New York, Susquehanna and Western Railway Corporation.

                  C) Nothing contained in this Agreement shall preclude Employer from granting or Employee from receiving benefits under or participating in any bonus, incentive, profit sharing, stock option, stock purchase, retirement, pension, insurance or similar benefit plan of Employer now or hereinafter in effect for its management personnel.

                  D) This Agreement shall not affect any rights of Employee or Employer or constitute or imply a contract of employment except to the extent specifically set forth herein.

                  E) Notwithstanding any other provisions of this Agreement, Employer may terminate this Agreement at any time for Cause by written notice. For purposes of this Agreement, "Cause" shall include any one or more of the following:

                           1. Willful and continued failure by Employee to perform his duties for Employer after at least one warning in writing from Employer's Board of Directors identifying specifically any such failure.

                           2. Commission by Employee of a felony or a crime involving moral turpitude.

                           3. Any gross negligence or willful misconduct in the performance of Employee's duties that results in detriment to Employer.

                  Upon any such termination, Employee shall not be entitled to any further compensation hereunder.

         SECOND: NOTICE: Any notice required or given under this Agreement shall be sufficient if in writing and sent by registered or certified mail to his residence in the case of Employee or to Attention: Secretary, Delaware Otsego Corporation in the case of Employer, at the addresses hereinabove set forth, or to such other addresses as may be designated subsequently by the parties hereto. Any such notice shall be deemed given when so addressed and mailed.

         THIRD: WAIVER OF BREACH: A waiver by Employer or Employee of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by the other party.

         FOURTH: ENTIRE AGREEMENT: This Agreement contains the entire understanding and agreement between the parties regarding its subject matter and cannot be amended, modified or supplemented in any respect, except by an agreement in writing signed by the party against whom enforcement of any amendment, modification or supplement is sought. No oral or unsigned written statement or any past or future practice or course of dealing shall have any binding legal effect between Employer and Employee.

         FIFTH: SUCCESSORS AND ASSIGNS: This Agreement shall inure to the benefit of and be binding upon Employer and its successors and assigns including, without limitation, any corporation or other entity which may acquire all or substantially all of the capital stock, assets and/or business of Employer or with or into which Employer may be consolidated or merged, and Employee, his heirs, executors, administrators and legal representatives.

         SIXTH: GOVERNING LAW: This Agreement shall be governed by the laws of the State of New York.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day first hereinabove written.



                                                  THE NEW YORK, SUSQUEHANNA AND
                                                  WESTERN RAILWAY CORPORATION



                                                  By:   s/   Walter G. Rich
                                                  ------------------------------

                                                  Title:      President
                                                  ------------------------------


                                                  RICHARD J. HENSEL


                                                       s/  Richard J. Hensel
                                                  ------------------------------

                           CHANGE IN CONTROL AGREEMENT



This agreement made this 9th day of June, 1997, by and between THE NEW YORK, SUSQUEHANNA AND WESTERN RAILWAY CORPORATION, a New Jersey corporation, with its principal office and place of business at 1 Railroad Avenue, Cooperstown, New York 13326 (hereinafter called "Employer") and FRANK QUATTROCCHI, an individual, residing at P.O. Box 422, Cooperstown, New York 13326 (hereinafter called "Employee").



                              W I T N E S S E T H :



         WHEREAS, Employee has been employed by Employer as an at-will employee for several years, with Employee currently serving as Vice President & Treasurer; and

         WHEREAS, if Employer (or its parent, affiliate or subsidiary corporations, which together with Employer are hereafter jointly and severally referred to as "Employer" for purposes of this Agreement) receives any proposal from a third party concerning a possible business combination with, or acquisition of the equity securities of a substantial portion of the assets of Employer, the Board of Directors of Employer believes it is imperative that Employer and its Board of Directors be able to rely upon the Employee to continue in his position, and that they be able to receive and rely upon his advice, if they request it, as to the best interests of Employer and its shareholders, without concern that Employee might be distracted by the personal risks and uncertainties created by such a proposal; and

         WHEREAS, the terms and provisions of this Agreement were duly approved by action of Employer's Board of Directors' Executive Committee at a meeting held on the 7th day of June, 1997.

         NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth hereafter, and other good and valuable consideration, the parties hereto, intending to be legally bound, agree as follows:

         FIRST:   CHANGE IN CONTROL PROTECTION:

                  A) In the event that Employee's position with Employer, its successors or assigns is terminated as a result of a Change In Control of Employer (a "Termination"), then the following shall apply:

                           1. Employer shall, notwithstanding such Termination, continue to compensate Employee on a monthly basis at the rate in effect at the date of such Change In Control, and continue such other benefits as Employee may be entitled to at the date of such Change In Control, until the earlier of (i) Employee obtaining employment, and (ii) a date one year after the date of such Change In Control.

                           2. In the event, after such Termination, that Employee obtains employment within one year after the date of such Change In Control at a rate lower than, or providing fewer benefits than Employee is entitled to under subparagraph 1 above, then Employer shall pay to Employee on a monthly basis the shortfall of such compensation, and provide such additional benefits, until the earlier of (i) such shortfall in compensation and/or benefits being eliminated, and (ii) one year after the date of such Change In Control.

                  For the purpose of this subparagraph A), a material change in the nature of Employee's duties or a reduction in salary or benefits shall constitute a Termination of his position.

                  B) As used herein, "Change In Control" means

         (i) any such change required to be reported to the Securities and Exchange Commission under Item 1 in a Current Report on Form 8-K (or a successor provision thereof); provided, however, that no Change In Control shall be deemed to have occurred which involves the acquisition, holding, voting or disposing of less than 40% of Employer's outstanding voting securities,
         (ii) the sale of all or a substantial portion of the productive assets of Employer, or
         (iii) a merger, inclusion, business combination or other transaction of like nature.

                  For purposes of this Paragraph, "Employer" shall include both jointly and severally, Delaware Otsego Corporation and The New York, Susquehanna and Western Railway Corporation.

                  C) Nothing contained in this Agreement shall preclude Employer from granting or Employee from receiving benefits under or participating in any bonus, incentive, profit sharing, stock option, stock purchase, retirement, pension, insurance or similar benefit plan of Employer now or hereinafter in effect for its management personnel.

                  D) This Agreement shall not affect any rights of Employee or Employer or constitute or imply a contract of employment except to the extent specifically set forth herein.

                  E) Notwithstanding any other provisions of this Agreement, Employer may terminate this Agreement at any time for Cause by written notice. For purposes of this Agreement, "Cause" shall include any one or more of the following:

                           1. Willful and continued failure by Employee to perform his duties for Employer after at least one warning in writing from Employer's Board of Directors identifying specifically any such failure.

                           2. Commission by Employee of a felony or a crime involving moral turpitude.

                           3. Any gross negligence or willful misconduct in the performance of Employee's duties that results in detriment to Employer.

                  Upon any such termination, Employee shall not be entitled to any further compensation hereunder.

         SECOND: NOTICE: Any notice required or given under this Agreement shall be sufficient if in writing and sent by registered or certified mail to his residence in the case of Employee or to Attention: Secretary, Delaware Otsego Corporation in the case of Employer, at the addresses hereinabove set forth, or to such other addresses as may be designated subsequently by the parties hereto. Any such notice shall be deemed given when so addressed and mailed.

         THIRD: WAIVER OF BREACH: A waiver by Employer or Employee of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by the other party.

         FOURTH: ENTIRE AGREEMENT: This Agreement contains the entire understanding and agreement between the parties regarding its subject matter and cannot be amended, modified or supplemented in any respect, except by an agreement in writing signed by the party against whom enforcement of any amendment, modification or supplement is sought. No oral or unsigned written statement or any past or future practice or course of dealing shall have any binding legal effect between Employer and Employee.

         FIFTH: SUCCESSORS AND ASSIGNS: This Agreement shall inure to the benefit of and be binding upon Employer and its successors and assigns including, without limitation, any corporation or other entity which may acquire all or substantially all of the capital stock, assets and/or business of Employer or with or into which Employer may be consolidated or merged, and Employee, his heirs, executors, administrators and legal representatives.

         SIXTH: GOVERNING LAW: This Agreement shall be governed by the laws of the State of New York.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day first hereinabove written.



                                                  THE NEW YORK, SUSQUEHANNA AND
                                                  WESTERN RAILWAY CORPORATION



                                                  By:   s/   Walter G. Rich
                                                  ------------------------------

                                                  Title:      President
                                                  ------------------------------


                                                  FRANK QUATTROCCHI


                                                  s/  Frank Quattrocchi
                                                  ------------------------------

                           CHANGE IN CONTROL AGREEMENT



This agreement made this 9th day of June, 1997, by and between THE NEW YORK, SUSQUEHANNA AND WESTERN RAILWAY CORPORATION, a New Jersey corporation, with its principal office and place of business at 1 Railroad Avenue, Cooperstown, New York 13326 (hereinafter called "Employer") and JOSEPH G. SENCHYSHYN, an individual, residing at 25 Mill Street, Cooperstown, New York 13326 (hereinafter called "Employee").



                              W I T N E S S E T H :



         WHEREAS, Employee has been employed by Employer as an at-will employee for several years, with Employee currently serving as Vice President-Operations; and

         WHEREAS, if Employer (or its parent, affiliate or subsidiary corporations, which together with Employer are hereafter jointly and severally referred to as "Employer" for purposes of this Agreement) receives any proposal from a third party concerning a possible business combination with, or acquisition of the equity securities of a substantial portion of the assets of Employer, the Board of Directors of Employer believes it is imperative that Employer and its Board of Directors be able to rely upon the Employee to continue in his position, and that they be able to receive and rely upon his advice, if they request it, as to the best interests of Employer and its shareholders, without concern that Employee might be distracted by the personal risks and uncertainties created by such a proposal; and

         WHEREAS, the terms and provisions of this Agreement were duly approved by action of Employer's Board of Directors' Executive Committee at a meeting held on the 7th day of June, 1997.

         NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth hereafter, and other good and valuable consideration, the parties hereto, intending to be legally bound, agree as follows:

         FIRST:   CHANGE IN CONTROL PROTECTION:

                  A) In the event that Employee's position with Employer, its successors or assigns is terminated as a result of a Change In Control of Employer (a "Termination"), then the following shall apply:

                           1. Employer shall, notwithstanding such Termination, continue to compensate Employee on a monthly basis at the rate in effect at the date of such Change In Control, and continue such other benefits as Employee may be entitled to at the date of such Change In Control, until the earlier of (i) Employee obtaining employment, and (ii) a date two years after the date of such Change In Control.

                           2. In the event, after such Termination, that Employee obtains employment within two years after the date of such Change In Control at a rate lower than, or providing fewer benefits than Employee is entitled to under subparagraph 1 above, then Employer shall pay to Employee on a monthly basis the shortfall of such compensation, and provide such additional benefits, until the earlier of (i) such shortfall in compensation and/or benefits being eliminated, and (ii) two years after the date of such Change In Control.

                  For the purpose of this subparagraph A), a material change in the nature of Employee's duties or a reduction in salary or benefits shall constitute a Termination of his position.

                  B) As used herein, "Change In Control" means

         (i) any such change required to be reported to the Securities and Exchange Commission under Item 1 in a Current Report on Form 8-K (or a successor provision thereof); provided, however, that no Change In Control shall be deemed to have occurred which involves the acquisition, holding, voting or disposing of less than 40% of Employer's outstanding voting securities,
         (ii) the sale of all or a substantial portion of the productive assets of Employer, or
         (iii) a merger, inclusion, business combination or other transaction of like nature.

                  For purposes of this Paragraph, "Employer" shall include both jointly and severally, Delaware Otsego Corporation and The New York, Susquehanna and Western Railway Corporation.

                  C) Nothing contained in this Agreement shall preclude Employer from granting or Employee from receiving benefits under or participating in any bonus, incentive, profit sharing, stock option, stock purchase, retirement, pension, insurance or similar benefit plan of Employer now or hereinafter in effect for its management personnel.

                  D) This Agreement shall not affect any rights of Employee or Employer or constitute or imply a contract of employment except to the extent specifically set forth herein.

                  E) Notwithstanding any other provisions of this Agreement, Employer may terminate this Agreement at any time for Cause by written notice. For purposes of this Agreement, "Cause" shall include any one or more of the following:

                           1. Willful and continued failure by Employee to perform his duties for Employer after at least one warning in writing from Employer's Board of Directors identifying specifically any such failure.

                           2. Commission by Employee of a felony or a crime involving moral turpitude.

                           3. Any gross negligence or willful misconduct in the performance of Employee's duties that results in detriment to Employer.

                  Upon any such termination, Employee shall not be entitled to any further compensation hereunder.

         SECOND: NOTICE: Any notice required or given under this Agreement shall be sufficient if in writing and sent by registered or certified mail to his residence in the case of Employee or to Attention: Secretary, Delaware Otsego Corporation in the case of Employer, at the addresses hereinabove set forth, or to such other addresses as may be designated subsequently by the parties hereto. Any such notice shall be deemed given when so addressed and mailed.

         THIRD: WAIVER OF BREACH: A waiver by Employer or Employee of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by the other party.

         FOURTH: ENTIRE AGREEMENT: This Agreement contains the entire understanding and agreement between the parties regarding its subject matter and cannot be amended, modified or supplemented in any respect, except by an agreement in writing signed by the party against whom enforcement of any amendment, modification or supplement is sought. No oral or unsigned written statement or any past or future practice or course of dealing shall have any binding legal effect between Employer and Employee.

         FIFTH: SUCCESSORS AND ASSIGNS: This Agreement shall inure to the benefit of and be binding upon Employer and its successors and assigns including, without limitation, any corporation or other entity which may acquire all or substantially all of the capital stock, assets and/or business of Employer or with or into which Employer may be consolidated or merged, and Employee, his heirs, executors, administrators and legal representatives.

         SIXTH: GOVERNING LAW: This Agreement shall be governed by the laws of the State of New York.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day first hereinabove written.



                                                  THE NEW YORK, SUSQUEHANNA AND
                                                  WESTERN RAILWAY CORPORATION



                                                  By:   s/   Walter G. Rich
                                                  ------------------------------

                                                  Title:      President
                                                  ------------------------------



                                                  JOSEPH G. SENCHYSHYN


                                                  s/  Joseph G. Senchyshyn
                                                  ------------------------------

                           CHANGE IN CONTROL AGREEMENT



This agreement made this 9th day of June, 1997, by and between THE NEW YORK, SUSQUEHANNA AND WESTERN RAILWAY CORPORATION, a New Jersey corporation, with its principal office and place of business at 1 Railroad Avenue, Cooperstown, New York 13326 (hereinafter called "Employer") and DAVID BOYD, an individual, residing at 11 Jasper Drive, Morton, Illinois 61550 (hereinafter called "Employee").



                              W I T N E S S E T H :



         WHEREAS, Employee has been employed by Employer as an at-will employee for several years, with Employee currently serving as Vice President-Mechanical; and

         WHEREAS, if Employer (or its parent, affiliate or subsidiary corporations, which together with Employer are hereafter jointly and severally referred to as "Employer" for purposes of this Agreement) receives any proposal from a third party concerning a possible business combination with, or acquisition of the equity securities of a substantial portion of the assets of Employer, the Board of Directors of Employer believes it is imperative that Employer and its Board of Directors be able to rely upon the Employee to continue in his position, and that they be able to receive and rely upon his advice, if they request it, as to the best interests of Employer and its shareholders, without concern that Employee might be distracted by the personal risks and uncertainties created by such a proposal; and

         WHEREAS, the terms and provisions of this Agreement were duly approved by action of Employer's Board of Directors' Executive Committee at a meeting held on the 7th day of June, 1997.

         NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth hereafter, and other good and valuable consideration, the parties hereto, intending to be legally bound, agree as follows:

         FIRST:   CHANGE IN CONTROL PROTECTION:

                  A) In the event that Employee's position with Employer, its successors or assigns is terminated as a result of a Change In Control of Employer (a "Termination"), then the following shall apply:

                           1. Employer shall, notwithstanding such Termination, continue to compensate Employee on a monthly basis at the rate in effect at the date of such Change In Control, and continue such other benefits as Employee may be entitled to at the date of such Change In Control, until the earlier of (i) Employee obtaining employment, and (ii) a date two years after the date of such Change In Control.

                           2. In the event, after such Termination, that Employee obtains employment within two years after the date of such Change In Control at a rate lower than, or providing fewer benefits than Employee is entitled to under subparagraph 1 above, then Employer shall pay to Employee on a monthly basis the shortfall of such compensation, and provide such additional benefits, until the earlier of (i) such shortfall in compensation and/or benefits being eliminated, and (ii) two years after the date of such Change In Control.

                  For the purpose of this subparagraph A), a material change in the nature of Employee's duties or a reduction in salary or benefits shall constitute a Termination of his position.

                  B) As used herein, "Change In Control" means

         (i) any such change required to be reported to the Securities and Exchange Commission under Item 1 in a Current Report on Form 8-K (or a successor provision thereof); provided, however, that no Change In Control shall be deemed to have occurred which involves the acquisition, holding, voting or disposing of less than 40% of Employer's outstanding voting securities,
         (ii) the sale of all or a substantial portion of the productive assets of Employer, or
         (iii) a merger, inclusion, business combination or other transaction of like nature.

                  For purposes of this Paragraph, "Employer" shall include both jointly and severally, Delaware Otsego Corporation and The New York, Susquehanna and Western Railway Corporation.

                  C) Nothing contained in this Agreement shall preclude Employer from granting or Employee from receiving benefits under or participating in any bonus, incentive, profit sharing, stock option, stock purchase, retirement, pension, insurance or similar benefit plan of Employer now or hereinafter in effect for its management personnel.

                  D) This Agreement shall not affect any rights of Employee or Employer or constitute or imply a contract of employment except to the extent specifically set forth herein.

                  E) Notwithstanding any other provisions of this Agreement, Employer may terminate this Agreement at any time for Cause by written notice. For purposes of this Agreement, "Cause" shall include any one or more of the following:

                           1. Willful and continued failure by Employee to perform his duties for Employer after at least one warning in writing from Employer's Board of Directors identifying specifically any such failure.

                           2. Commission by Employee of a felony or a crime involving moral turpitude.

                           3. Any gross negligence or willful misconduct in the performance of Employee's duties that results in detriment to Employer.

                  Upon any such termination, Employee shall not be entitled to any further compensation hereunder.

         SECOND: NOTICE: Any notice required or given under this Agreement shall be sufficient if in writing and sent by registered or certified mail to his residence in the case of Employee or to Attention: Secretary, Delaware Otsego Corporation in the case of Employer, at the addresses hereinabove set forth, or to such other addresses as may be designated subsequently by the parties hereto. Any such notice shall be deemed given when so addressed and mailed.

         THIRD: WAIVER OF BREACH: A waiver by Employer or Employee of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by the other party.

         FOURTH: ENTIRE AGREEMENT: This Agreement contains the entire understanding and agreement between the parties regarding its subject matter and cannot be amended, modified or supplemented in any respect, except by an agreement in writing signed by the party against whom enforcement of any amendment, modification or supplement is sought. No oral or unsigned written statement or any past or future practice or course of dealing shall have any binding legal effect between Employer and Employee.

         FIFTH: SUCCESSORS AND ASSIGNS: This Agreement shall inure to the benefit of and be binding upon Employer and its successors and assigns including, without limitation, any corporation or other entity which may acquire all or substantially all of the capital stock, assets and/or business of Employer or with or into which Employer may be consolidated or merged, and Employee, his heirs, executors, administrators and legal representatives.

         SIXTH: GOVERNING LAW: This Agreement shall be governed by the laws of the State of New York.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day first hereinabove written.



                                                  THE NEW YORK, SUSQUEHANNA AND
                                                  WESTERN RAILWAY CORPORATION


                                                  By:   s/   Walter G. Rich
                                                  ------------------------------

                                                  Title:      President
                                                  ------------------------------



                                                  DAVID BOYD


                                                  s/  David Boyd
                                                  ------------------------------